                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Robert C. Brauneker his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") among the Company, Bull Merger Company and The Vigoro Corporation, including the registration of Common Stock issuable upon exercise of the Substitute Options (as defined in the Merger Agreement), and to execute and deliver any and all amendments to such Registration Statement, including amendments filed on Form S-8, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



Wendell F. Bueche
-----------------------------
Wendell F. Bueche

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Robert C. Brauneker his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") among the Company, Bull Merger Company and The Vigoro Corporation, including the registration of Common Stock issuable upon exercise of the Substitute Options (as defined in the Merger Agreement), and to execute and deliver any and all amendments to such Registration Statement, including amendments filed on Form S-8, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



Raymond F. Bentele
-----------------------------
Raymond F. Bentele

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Robert C. Brauneker his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") among the Company, Bull Merger Company and The Vigoro Corporation, including the registration of Common Stock issuable upon exercise of the Substitute Options (as defined in the Merger Agreement), and to execute and deliver any and all amendments to such Registration Statement, including amendments filed on Form S-8, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



Thomas H. Roberts, Jr.
-----------------------------
Thomas H. Roberts, Jr.

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Robert C. Brauneker his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") among the Company, Bull Merger Company and The Vigoro Corporation, including the registration of Common Stock issuable upon exercise of the Substitute Options (as defined in the Merger Agreement), and to execute and deliver any and all amendments to such Registration Statement, including amendments filed on Form S-8, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



Frank W. Considine
-----------------------------
Frank W. Considine

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Robert C. Brauneker his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") among the Company, Bull Merger Company and The Vigoro Corporation, including the registration of Common Stock issuable upon exercise of the Substitute Options (as defined in the Merger Agreement), and to execute and deliver any and all amendments to such Registration Statement, including amendments filed on Form S-8, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



James D. Speir
-----------------------------
James D. Speir

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Robert C. Brauneker his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") among the Company, Bull Merger Company and The Vigoro Corporation, including the registration of Common Stock issuable upon exercise of the Substitute Options (as defined in the Merger Agreement), and to execute and deliver any and all amendments to such Registration Statement, including amendments filed on Form S-8, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



James M. Davidson
-----------------------------
James M. Davidson

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Robert C. Brauneker his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") among the Company, Bull Merger Company and The Vigoro Corporation, including the registration of Common Stock issuable upon exercise of the Substitute Options (as defined in the Merger Agreement), and to execute and deliver any and all amendments to such Registration Statement, including amendments filed on Form S-8, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



Billie B. Turner
-----------------------------
Billie B. Turner

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Robert C. Brauneker his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") among the Company, Bull Merger Company and The Vigoro Corporation, including the registration of Common Stock issuable upon exercise of the Substitute Options (as defined in the Merger Agreement), and to execute and deliver any and all amendments to such Registration Statement, including amendments filed on Form S-8, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



Richard A. Lenon
-----------------------------
Richard A. Lenon

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall
I. Smith and Robert C. Brauneker his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company, together with the associated Preferred Stock Purchase Rights of the Company, pursuant to the terms of the Agreement and Plan of Merger dated as of November 13, 1995 (the "Merger Agreement") among the Company, Bull Merger Company and The Vigoro Corporation, including the registration of Common Stock issuable upon exercise of the Substitute Options (as defined in the Merger Agreement), and to execute and deliver any and all amendments to such Registration Statement, including amendments filed on Form S-8, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



David B. Mathis
-----------------------------
David B. Mathis